FIRST CLOVER LEAF BANK

                           DIRECTOR DEFERRED FEE PLAN











                            Effective January 1, 2007












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                                TABLE OF CONTENTS
                                -----------------
                                                                         Page
                                                                         ----

ARTICLE I PURPOSE..........................................................1
ARTICLE II DEFINITIONS.....................................................1
   2.1      Account........................................................1
   2.2      Bank...........................................................2
   2.3      Beneficiary....................................................2
   2.4      Board..........................................................2
   2.5      Change in Control..............................................2
   2.6      Code...........................................................3
   2.7      Committee......................................................3
   2.8      Company........................................................3
   2.9      Compensation...................................................3
   2.10     Deferral Agreement.............................................3
   2.11     Deferral Commitment............................................3
   2.12     Deferral Period................................................3
   2.13     Director.......................................................3
   2.14     Notice of Adjustment of Deferral...............................3
   2.15     Plan Year......................................................3
   2.16     Separation from Service........................................3
   2.17     Valuation Date.................................................4
ARTICLE III PARTICIPATION AND DEFERRAL COMMITMENTS.........................4
   3.1      Eligibility and Participation..................................4
   3.2      Form of Deferral...............................................4
   3.3      Irrevocability of Deferral Commitment..........................4
ARTICLE IV DEFERRED COMPENSATION ACCOUNTS..................................4
   4.1      Accounts.......................................................4
   4.2      Elective Deferred Compensation.................................4
   4.3      Determination of Accounts......................................5
   4.4      Crediting of Interest..........................................5
   4.5      Vesting of Accounts............................................5
   4.6      Statement of Accounts..........................................5
ARTICLE V PLAN BENEFITS....................................................5
   5.1      Benefit Upon Separation from Service...........................5
   5.2      Death Benefit..................................................5
   5.3      Commencement of Payments.......................................5
ARTICLE VI ADMINISTRATION..................................................6
   6.1      Committee; Duties..............................................6
   6.2      Agents.........................................................6
   6.3      Binding Effect of Decisions....................................6
   6.4      Indemnity of Committee.........................................6
ARTICLE VII CLAIMS PROCEDURE...............................................6
   7.1      Claim..........................................................6
   7.2      Denial of Claim................................................6
   7.3      Review of Claim................................................6

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   7.4      Final Decision.................................................7
   7.5      Arbitration....................................................7
ARTICLE VIII AMENDMENT AND TERMINATION OF PLAN.............................7
   8.1      Amendment......................................................7
   8.2      Termination of the Plan........................................7
ARTICLE IX MISCELLANEOUS...................................................8
   9.1      Unfunded Plan..................................................8
   9.2      Unsecured General Creditor.....................................8
   9.3      Trust Fund.....................................................8
   9.4      Payment to Director, Legal Representative or Beneficiary.......8
   9.5      Nonassignability...............................................9
   9.6      Terms..........................................................9
   9.7      Captions.......................................................9
   9.8      Governing Law..................................................9
   9.9      Validity.......................................................9
   9.10     Notice.........................................................9
   9.11     Successors.....................................................9
   9.12     Compliance with Section 409A of the Code.......................9


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                             FIRST CLOVER LEAF BANK

                           DIRECTOR DEFERRED FEE PLAN

     THIS DIRECTOR DEFERRED FEE PLAN (the "Plan") is hereby established as of January 1, 2007, by the Board of Directors (the "Board" or "Board of Directors") of First Clover Leaf Bank, a federally chartered savings association (the "Bank"), to provide members of the Bank's Board of Directors or their beneficiaries with retirement income benefits.

     WHEREAS, in connection with the "second-step" conversion of First Federal Financial Services, MHC into the capital stock form of organization and the acquisition of Clover Leaf Financial Corp. and its wholly-owned subsidiary Clover Leaf Bank, Clover Leaf Bank merged with and into First Federal Savings & Loan Association of Edwardsville ("First Federal"), with First Federal the resulting institution under the new name "First Clover Leaf Bank;"

     WHEREAS, the Bank desires to establish this Plan of nonqualified deferred compensation in order to provide eligible Directors with an additional source of retirement income;

     WHEREAS, Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), requires that certain types of deferred compensation arrangements comply with its terms or subject the recipient of such compensation to current taxes and penalties.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein, the Bank and the Directors agree as follows:

                                    ARTICLE I
                                     PURPOSE
                                     -------

     The purpose of this Director Deferred Fee Plan is to provide current tax planning opportunities as well as supplemental funds for retirement or death for eligible Directors of the Bank. The Plan shall be effective January 1, 2007. The Plan is not intended to be a tax-qualified retirement plan under Code Section 401(a). The Plan is intended to comply with Code Section 409A and any regulatory or other guidance issued under such Section. Any terms of the Plan that conflict with Code Section 409A shall be null and void as of the effective date of the Plan.

                                    ARTICLE II
                                   DEFINITIONS
                                   -----------

     For the purposes of the Plan, the following terms have the meanings indicated, unless the context clearly indicates otherwise:

     2.1 Account. "Account" means the Account as maintained by the Bank in accordance with Article IV with respect to any deferral of Compensation pursuant to the Plan. A Director's Account shall be utilized solely as a device for the determination and measurement of the amounts to be paid to the Director pursuant to the Plan. A Director's Account shall not constitute or be treated as a trust fund of any kind.

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     2.2 Bank. "Bank" means First Clover Leaf Bank.

     2.3 Beneficiary."Beneficiary" means the person or persons (and their heirs) designated as Beneficiary by the Director on the Beneficiary Designation form (Exhibit C hereto) to whom the deceased Director's benefits are payable. If no Beneficiary is so designated, then the Director's spouse, if living, will be deemed the Beneficiary. If the Director's spouse is not living, then the children of the Director will be deemed the Beneficiaries and will take on a per stirpes basis. If there are no living children, then the estate of the Director will be deemed the Beneficiary.

     2.4 Board. "Board" means the Board of Directors of the Bank.

     2.5 Change in Control.(a) "Change in Control" shall mean (i) a change in the ownership of the Bank, (ii) a change in the effective control of the Bank, or (iii) a change in the ownership of a substantial portion of the assets of the Bank, as described below. Notwithstanding anything herein to the contrary, the reorganization of the Bank by way of a second step conversion shall not be deemed to be a Change in Control.

     (b) A change in the ownership of a corporation occurs on the date that any one person, or more than one person acting as a group (as defined in Proposed Treasury Regulations section 1.409A-3(g)(5)(v)(B)), acquires ownership of stock of the Bank that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of such corporation. For these purposes, a change in ownership will not be deemed to have occurred if no stock of the Bank is outstanding.

     (c) A change in the effective control of the Bank occurs on the date that either (i) any one person, or more than one person acting as a group (as defined in Proposed Treasury Regulations section 1.409A-3(g)(5)(vi)(B)) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Bank possessing 35 percent or more of the total voting power of the stock of such Bank, or (ii) a majority of the members of the Bank's board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Bank's board of directors prior to the date of the appointment or election, provided that this sub-section "(ii)" is inapplicable where a majority shareholder of the Bank is another corporation.

     (d) A change in a substantial portion of the Bank's assets occurs on the date that any one person or more than one person acting as a group (as defined in Proposed Treasury Regulations section 1.409A-3(g)(5)(vii)(C)) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Bank that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of (i) all of the assets of the Bank, or (ii) the value of the assets being disposed of, either of which is determined without regard to any liabilities associated with such assets. For all purposes hereunder, the definition of Change in Control shall be construed to be consistent with the requirements of Proposed Treasury Regulations section 1.409A-3(g)(5), except to the extent that such proposed regulations are superseded by subsequent guidance.

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     2.6 Code. "Code" means the Internal Revenue Code of 1986, as amended.

     2.7 Committee. "Committee" means the Committee appointed to administer the Plan pursuant to Article VI.

     2.8 Company. "Company" means First Clover Leaf Financial Corp.

     2.9 Compensation. "Compensation" means Board fees for service as a director with the Bank and/or the Company to which the Director becomes entitled during the Deferral Period.

     2.10 Deferral Agreement. "Deferral Agreement" means the agreement (Exhibit A hereto) filed by a Director which acknowledges assent to the terms of the Plan and in which the Director elects to defer the receipt of Compensation during a Deferral Period. The Deferral Agreement must be filed with the Committee prior to the beginning of the Deferral Period. A new Deferral Agreement or Notice of Adjustment of Deferral may be submitted by the Director for each Deferral Commitment. If the Director fails to submit a new Deferral Agreement or Notice of Adjustment of Deferral prior to the beginning of a Deferral Period, deferrals for such period shall be made in accordance with the last submitted Deferral Agreement or Notice of Adjustment of Deferral.

     2.11 Deferral Commitment. "Deferral Commitment" means an election to defer Compensation made by a Director pursuant to Article III and for which a separate Deferral Agreement has been submitted by the Director to the Committee. Each Deferral Commitment during the Deferral Period shall be for a 12-month period, provided, however that the first Deferral Commitment will be for the number of months remaining in the Plan Year after the Deferral Commitment is initially signed (unless the Deferral Commitment is signed in December of the year before initial participation) and the final Deferral Commitment will be for the lesser of (i) 12 months or (ii) the number of full months that the Director is in the service of the Bank in the year of such Director's termination of service. Notwithstanding anything herein to the contrary, no Deferral Commitments will continue following termination of service.

     2.12 Deferral Period. "Deferral Period" means the period of months over which a Director has elected to defer a portion of his Compensation.

     2.13 Director. "Director" means any employee-director or non-employee director who has executed a Deferral Agreement in a form provided by the Bank.

     2.14 Notice of Adjustment of Deferral. "Notice of Adjustment of Deferral" means the notice (Exhibit B hereto) which the Director may submit for Deferral Periods following the initial Deferral Period. The Notice of Adjustment of Deferral shall set forth the Director's elections with respect to deferrals for subsequent Deferral Periods.

     2.15 Plan Year. "Plan Year" means the period from January 1 to December 31.

     2.16 Separation from Service. "Separation from Service" means the Director's service to the Bank and any member of a controlled group defined in Code Section 414 to which the Bank belongs, has terminated for any reason, other than by reason of a leave of absence approved by the Bank or the death of the Director, provided, however, that on or after January 1, 2005, Separation from Service shall be construed consistent with the requirements of Code Section 409A and the regulations and other guidance issued thereunder.

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     2.17 Valuation Date.  "Valuation Date" means the last day of each Plan Year and such other dates as determined from time to time by the Committee.

                                  ARTICLE III
                     PARTICIPATION AND DEFERRAL COMMITMENTS
                     --------------------------------------

     3.1 Eligibility and Participation.

     (a) Eligibility. Eligibility to participate in the Plan shall be limited to Directors.

     (b) Participation. A Director may elect to participate in the Plan with respect to any Deferral Period by submitting, as to the initial Deferral Period, a Deferral Agreement or, as to subsequent Deferral Periods, a Notice of Adjustment of Deferral. A Deferral Agreement or Notice of Adjustment of Deferral shall be submitted to the Committee by December 15 of the calendar year immediately preceding the Deferral Period. If a previously eligible Director fails to submit a Notice of Adjustment of Deferral for a Deferral Period, the Committee shall treat the previously submitted Deferral Agreement or Notice of Adjustment of Deferral as still in effect. The initial Deferral Agreement must be submitted to the Committee no later than thirty (30) days after the Director first becomes eligible to participate, and such Deferral Agreement shall be effective only with regard to Compensation earned or payable following the submission of the Deferral Agreement to the Committee.

     3.2 Form of Deferral. Except as provided in Section 3.1(b) above, a Director may elect in the Deferral Agreement to defer up to 100% of his Compensation for the Deferral Period following the submission of the Director's Deferral Agreement or Notice of Adjustment of Deferral.

     3.3 Irrevocability of Deferral Commitment. A Deferral Commitment made with respect to a Deferral Period shall be irrevocable for the entire Plan Year.

                                   ARTICLE IV
                         DEFERRED COMPENSATION ACCOUNTS
                         ------------------------------

     4.1 Accounts. For recordkeeping purposes only, an Account shall be maintained for each Director. Separate subaccounts shall be maintained to the extent necessary to properly reflect the Director's separate year Deferral Commitments.

     4.2 Elective Deferred Compensation. The amount of Compensation that a Director elects to defer shall be withheld from each payment of Compensation and credited to the Director's Account as the nondeferred portion of the Compensation becomes or would have become payable. Any withholding of taxes or other amounts with respect to deferred Compensation which is required by federal, state or local law shall be withheld from the Director's nondeferred Compensation.

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     4.3 Determination of Accounts.  During a Director's period of service, each
Director's Account as of each Valuation Date will consist of the balance of the Director's Account as of the immediately preceding Valuation Date, increased by Compensation deferred pursuant to a Deferral Commitment and earnings, and decreased by distributions made since the prior Valuation Date, if any.

     4.4 Crediting of Interest. During a Director's service on the Board, the Committee will credit the Director's Account with interest at a rate per annum equal to the rate on a one-year certificate of deposit, as offered by the Bank on the January 2nd that falls within the applicable Deferral Period.

     4.5 Vesting of Accounts. A Director shall be one hundred percent (100%) vested at all times in the Compensation deferred under the Plan and earnings thereon.

     4.6 Statement of Accounts. The Committee shall submit to each Director, within 60 days following the end of each Plan Year, a statement setting forth the balance to the credit of the Account maintained for the Director as of the immediately preceding December.

                                    ARTICLE V
                                  PLAN BENEFITS
                                  -------------

     5.1 Benefit Upon Separation from Service. Upon a Director's Separation from Service for reasons other than death, the Director shall be entitled to a distribution of his Account balance measured as of the most recent Valuation Date. Distributions shall be made to the Director as a lump sum or in equal monthly, quarterly or annual installments over a period not to exceed five (5) years, as selected by the Director on the Form of Payment Election (Exhibit D hereto). Notwithstanding the preceding provisions of this Section 5.1, to the extent the Director is a "specified employee" as defined in Code Section 409A and the regulations thereon, no distribution shall be made to such Director until the date that is six (6) months after the Director's Separation from Service.

     5.2 Death Benefit. Upon the death of a Director prior to Separation from Service with the Bank, the Bank shall pay to the Director's Beneficiary a lump sum payment of the Director's vested Account balance measured as of the most recent Valuation Date. Such payment to the Beneficiary shall completely discharge the Bank's obligations under the Plan with respect to such Director.
Upon the death of a Director after Separation from Service and before commencement of distribution of his Account balance, or before distribution of all amounts owed to such Director hereunder, the balance of such Director's Account balance will be distributed to his Beneficiary in a lump sum settlement.

     5.3 Commencement of Payments. Except as otherwise may be required pursuant to Code Section 409A, payments under the Plan shall commence within thirty (30) days of the event which triggers distribution (or if later, within thirty (30) days of when the Bank becomes aware or should reasonably have become aware of the event that triggers distribution).

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                                   ARTICLE VI
                                 ADMINISTRATION
                                 --------------

     6.1 Committee; Duties. The Plan shall be administered by the Committee, which shall be appointed by the Board. The Committee shall have the authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of the Plan and decide or resolve any and all questions, including interpretations of the Plan, as may arise in connection with the Plan. A majority vote of the Committee members shall control any decision.

     6.2 Agents. The Committee may, from time to time, employ other agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Bank.

     6.3 Binding Effect of Decisions. The decision or action of the Committee in respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules of regulations promulgated hereunder shall be final, conclusive and binding upon all persons having any interest in the Plan.

     6.4 Indemnity of Committee. The Bank shall indemnify and hold harmless the members of the Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to the Plan, except in the case of gross negligence or willful misconduct.

                                  ARTICLE VII
                                CLAIMS PROCEDURE
                                ----------------

     7.1 Claim. Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Committee, which shall respond in writing within thirty (30) days.

     7.2 Denial of Claim. If the claim or request is denied, the written notice of denial shall state:

     (a) The reasons for denial, with specific reference to the Plan provisions on which the denial is based.

     (b) A description of any additional material or information required and an explanation of why it is necessary.

     (c) An explanation of the Plan's claim review procedure.

     7.3 Review of Claim. Any person whose claim or request is denied or who has not received a response within thirty (30) days may request review by notice given in writing to the Committee. The claim or request shall be reviewed by the Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

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

     7.4 Final Decision. The decision on review shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reasons and the relevant Plan provisions.

     7.5 Arbitration. If a claimant continues to dispute the benefit denial based upon completed performance of the Plan and the Deferral Agreement or the meaning and effect of the terms and conditions thereof, then the claimant may submit the dispute to mediation, administered by the American Arbitration Association ("AAA") (or a mediator selected by the parties) in accordance with the AAA's Commercial Mediation Rules. If mediation is not successful in resolving the dispute, it shall be settled by arbitration administered by the AAA under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

                                  ARTICLE VIII
                        AMENDMENT AND TERMINATION OF PLAN
                        ---------------------------------

     8.1 Amendment. The Board may at any time amend the Plan in whole or in part, provided, however, that no amendment shall be effective to decrease or restrict the amount accrued to the date of amendment in any Account maintained under the Plan.

     8.2 Termination of the Plan.(a) The Board may completely terminate the Plan by instructing the Committee not to accept any additional Deferral Commitment, and by terminating all ongoing Deferral Commitments. Subject to the requirements of Code Section 409A, in the event of complete termination of the Plan, the Plan shall cease to operate and the Bank shall pay each Director his benefit as if the Director had terminated service as of the effective date of the complete termination. Such complete termination of the Plan may occur only under the following circumstances and conditions:

                  (i) The Board may terminate the Plan within 12 months of a corporate dissolution taxed under Code section 331, or with approval of a bankruptcy court pursuant to 11 U.S.C. ss.503(b)(1)(A), provided that the amounts deferred under the Plan are included in each Director's gross income in the latest of (i) the calendar year in which the Plan terminates; (ii) the calendar year in which the amount is no longer subject to a substantial risk of forfeiture; or (iii) the first calendar year in which the payment is administratively practicable.

                  (ii) The Board may terminate the Plan within the 30 days preceding a Change in Control (but not following a Change in Control),

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

         provided that the Plan shall only be treated as terminated if all substantially similar arrangements sponsored by the Bank are terminated so that the Directors and all participants under substantially similar arrangements are required to receive all amounts of compensation deferred under the terminated arrangements within 12 months of the date of the termination of the arrangements.

                  (iii) The Board may terminate the Plan provided that (i) all arrangements sponsored by the Bank that would be aggregated with this Plan under Proposed Treasury Regulations Section 1.409A-1(c) if any Director covered by this Plan was also covered by any of those other arrangements are also terminated; (ii) no payments other than payments that would be payable under the terms of the arrangement if the termination had not occurred are made within 12 months of the termination of the arrangement; (iii) all payments are made within 24 months of the termination of the arrangements; and (iv) the Bank does not adopt a new arrangement that would be aggregated with any terminated arrangement under Proposed Treasury Regulations Section 1.409A-1(c) if the same Director participated in both arrangements, at any time within five years following the date of termination of the arrangement.

                                   ARTICLE IX
                                  MISCELLANEOUS
                                  -------------

     9.1 Unfunded Plan.
     The Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of management. The Plan is not intended to create an investment contract, but to provide tax planning opportunities and retirement benefits to eligible Directors who were selected to participate in the Plan.

     9.2 Unsecured General Creditor. Directors and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or assets of the Bank, nor shall they be beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts or the proceeds therefrom owned or which may be acquired by the Bank. Such policies or other assets of the Bank shall not be held under any trust for the benefit of Directors, their Beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfilling of the obligations of the Bank under the Plan. Any and all of the Bank's assets and policies shall be, and remain, the general, unpledged, unrestricted assets of the Bank. The Bank's obligation under the Plan shall be that of an unfunded and unsecured promise of the Bank to pay money in the future.

     9.3 Trust Fund. The Bank shall be responsible for the payment of all benefits provided under the Plan. At its discretion, the Bank may establish one or more trusts, with such trustees as the Board may approve, for the purpose of providing for the payment of such benefits. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Bank's creditors. To the extent any benefits provided under the Plan are actually paid from any such trust, the Bank shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Bank.

     9.4 Payment to Director, Legal Representative or Beneficiary. Any payment to any Director or the legal representative, Beneficiary, or to any guardian or committee appointed for such Director or Beneficiary in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Bank, which may require the Director, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Bank.

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

     9.5 Nonassignability. Neither a Director nor any other person shall have any right to commute, sell, assign, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Director or any other person, nor be transferable by operation of law in the event of a Director's or any other person's bankruptcy or insolvency.

     9.6 Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

     9.7 Captions. The captions of the articles, sections and paragraphs of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

     9.8 Governing Law. The provisions of the Plan shall be construed and interpreted according to the laws of the State of Illinois.

     9.9 Validity. In case any provision of the Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but the Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

     9.10 Notice. Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to any member of the Committee, the Plan administrator, or the Secretary of the Bank. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

     9.11 Successors. The provisions of the Plan shall bind and inure to the benefit of the Bank and its successors and assigns. The term "successors" as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of the Bank, and successors of any such corporation or other business entity.

     9.12 Compliance with Section 409A of the Code. The Plan is intended to be a non-qualified deferred compensation plan described in Section 409A of the Code. The Plan shall be operated, administered and construed to give effect to such intent. To the extent that a provision of the Plan fails to comply with Code
Section 409A and a construction consistent with Code Section 409A is not possible, such provision shall be void ab initio. In addition, the Plan shall be subject to amendment, with or without advance notice to Directors and other interested parties, and on a prospective or retroactive basis, including but not limited to amendment in a manner that adversely affects the rights of participants and other interested parties, to the extent necessary to effect such compliance.

                                                                      Exhibit A

                             FIRST CLOVER LEAF BANK

                           DIRECTOR DEFERRED FEE PLAN

                               DEFERRAL AGREEMENT

     I, ____________________________, and FIRST CLOVER LEAF BANK hereby agree for good and valuable consideration, the value of which is hereby acknowledged, that I shall participate in the First Clover Leaf Bank Director Deferred Fee Plan (the "Plan"), initially effective as of January 1, 2007, as such Plan may be amended or modified, and do further agree to the terms and conditions thereof.

                                ELECTION TO DEFER

     Pursuant to the provisions of the Plan, I understand that I may make an irrevocable election to defer the receipt of board fees due to me during calendar year 200__. Accordingly, I hereby make an irrevocable election to defer _____ % of my board fees due to me during calendar year 200__. I understand that once elected, I may not change my election to defer such board fees due to me during calendar year 200__. Such deferrals shall commence on _____________ 200__, and shall renew annually unless changed at least fifteen (15) days prior to January 1 of any year under the Plan, such changes to be effective beginning that January 1. I understand and agree that my deferral election applies only to compensation attributable to services I have not yet performed.

     I understand that my election to defer shall continue for subsequent years in accordance with this Deferral Agreement until such time as I submit a Notice of Adjustment of Deferral to the Plan administrator at least fifteen (15) days prior to January 1 of any year under the Plan. Such adjustment will only take effect January 1 of the calendar year following the year in which it is executed. A Notice of Adjustment of Deferral can be used to adjust the amount of board fees to be deferred or to discontinue deferrals altogether.


     This Deferral Agreement shall become effective upon execution below by both the Director and a duly authorized officer of the Bank.

Dated this _____ day of _______________, 200__.



-----------------------------------       -------------------------------------
(Director)                                (Bank duly authorized Officer)

                                                                      Exhibit B

                             FIRST CLOVER LEAF BANK

                           DIRECTOR DEFERRED FEE PLAN

                        NOTICE OF ADJUSTMENT OF DEFERRAL

To:      First Clover Leaf Bank

         Attention:
                   -------------------------------------------

     I hereby give notice of my election to adjust the amount of my compensation deferral in accordance with my First Clover Leaf Bank Director Deferred Fee Plan Deferral Agreement (or Notice of Adjustment of Deferral), dated the ____ day of __________, 20__. This notice is submitted fifteen (15) days prior to January 1st, and shall become effective January 1st, as specified below.

Adjust deferral as of:                  January 1st, 20__

New Deferral Amount:

                   A. Deferral of Director's Fees:

                  |_|      Percentage:   _____% from each fee or payment

                  |_|      No deferral


                                        ---------------------------------------
                                        Director


                                        Date:
                                              ---------------------------------

                                        Acknowledged by:
                                                        -----------------------

                                        Title:
                                              ---------------------------------

Date:
      --------------------------------------

                                                                      Exhibit C

                             FIRST CLOVER LEAF BANK

                           DIRECTOR DEFERRED FEE PLAN

                             BENEFICIARY DESIGNATION

     The Director, under the terms of the Director Deferred Fee Plan established by First Clover Leaf Bank, effective as of dated January 1, 2007, hereby designates the following Beneficiary(ies) to receive any guaranteed payments or death benefits under such Plan, following his death:

PRIMARY BENEFICIARY:

Name:____________________________________   % of Benefit:______________________

Name:____________________________________   % of Benefit:______________________

Name:____________________________________   % of Benefit:______________________


SECONDARY BENEFICIARY (if all Primary Beneficiaries pre-decease the Director):


Name:____________________________________   % of Benefit:______________________

Name:____________________________________   % of Benefit:______________________

Name:____________________________________   % of Benefit:______________________


     This  Beneficiary   Designation   hereby  revokes  any  prior   Beneficiary
Designation which may have been in effect and this Beneficiary Designation is revocable.



------------------------------              -----------------------------------
Date                                        Director

                                                                      Exhibit D

                             FIRST CLOVER LEAF BANK
                           DIRECTOR DEFERRED FEE PLAN

                           Form of Payment Election(1)
                           ------------------------

     In the event I am entitled to benefits under the First Clover Leaf Bank Director Deferred Fee Plan ("Plan") I hereby elect the following:

I. With respect to my benefit upon my Separation from Service:
   ----------------------------------------------------------

         A. I elect to receive my benefit over a period of _____ years (not greater than 5)

         B. In the event I have elected to receive my benefits in a form other than a lump sum distribution, I elect to receive my benefits in the following frequency (check one):

         |_|      Payable in equal monthly installments

         |_|      Payable in equal quarterly installments

         |_|      Payable in equal annual installments

II.      Optional Form of Payment Election upon Separation from Service
         --------------------------------------------------------------

     I have decided to have my benefits paid in a manner other than in monthly, quarterly or annual installments over a period not to exceed 5 years. Accordingly, I elect to have my benefit distributed as follows:

         |_|      Lump Sum

     I acknowledge that I have received a copy of the Plan, and I understand that all of the benefits to which I, or my beneficiary(ies) may be entitled are subject to the terms and conditions of the First Clover Leaf Bank Director Deferred Fee Plan, including that such benefits are general assets of the Bank and are subject to the claims of general creditors and that the Bank has no liability with respect to investments of such amounts except that arising out of its own gross negligence or willful misconduct. I understand that any and all elections I make herein are irrevocable.



Date:                               Participant's Signature:
     ------------------------                               -------------------


(1) For individuals participating in 2007, this Form of Payment Election must be completed prior to December 31, 2007, or if later, prior to the last day of the transition period under Code Section 409A. For members who become eligible after 2007, this form must be completed upon initial enrollment in the Plan.